Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David A. Smith, Chairman and Chief Executive Officer of PSS World Medical, Inc. (the “Company”), hereby certify that the Company’s Quarterly Report on Form 10-Q for the three months ended October 2, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David A. Smith
David A. Smith
Chairman and Chief Executive Officer

November 10, 2009